LOAN MODIFICATION AGREEMENT

THIS AGREEMENT, Made and entered into as of this 27th day of December, 2018, by and between SHEPHERD’S FINANCE, LLC, a Delaware limited liability company (“Borrower”), and PAUL SWANSON (“Lender”).

RECITALS:

(a)	Borrower executed a modified promissory note in the principal amount not to exceed $4,000,000.00, payable to the order of the Lender (the “Note”), dated as of October 23, 2017, and April 13, 2018.

(b)	All terms that are used herein shall have the same definitions provided in the Note unless otherwise indicated.

(c)	The current Maturity Date of the Note is December 31, 2018.

(d)	Borrower desires to extend the term of the Note from December 31, 2018 to March 31, 2019, and Lender is agreeable to such extension in term.

(e)	The parties desire to memorialize their agreement regarding the modification of the Note by this Agreement.

THEREFORE, WITNESSETH, that for and in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.	All of the recitals set forth hereinabove are true and accurate.

2.	Effective on the date of this fully executed Agreement, the new maturity date of the Note is March 31, 2019.

3.	All provisions of the Note and all other Loan Documents securing, evidencing or otherwise pertaining thereto that are inconsistent with this Agreement are hereby amended accordingly.

4.	Except as amended by the terms of this Agreement, the Note and all other Loan Documents, shall remain in full force and effect in accordance with their respective terms, as amended.

WITNESS the following signatures as of the date first above written.

Borrower:

SHEPHERD’S FINANCE, LLC

By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Its:	Chief Executive Officer

Lender:

/s/ Paul Swanson
PAUL SWANSON

This instrument was prepared by R. Scott Summers, P.L.L.C., 69 Clay Street, Suite 201, Morgantown, West Virginia 26505.

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